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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 28, 2002


                          LIONBRIDGE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               000-26933               04-3398462
(State or Other Jurisdiction         (Commission          (I.R.S. Employer of
Incorporation)                       File Number)          Identification No.)

950 WINTER STREET
WALTHAM, MASSACHUSETTS                                            02451
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code: (781) 434-6000


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ITEM 5.  Other Events.

On August 28, 2002, the registrant issued a press release reporting that as of August 30, 2002, its common stock would be listed on the Nasdaq SmallCap market rather than on the Nasdaq National Market. The Press Release is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 99 - Press Release dated August 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.
(Registrant)


/s/ Margaret A. Shukur
--------------------------------
Secretary and General Counsel

August 29, 2002